UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2002
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                 0-22278                      06-1377322
------------------  ----------------------  -----------------------------------
(State or other     Commission File Number  (I.R.S. Employer Identification No.)
jurisdiction of
incorporation or
organization)



                  615 Merrick Avenue, Westbury, New York 11590
                 ---------------------------------------------
                    (Address of principal executive offices)


             Registrant's telephone number, including area code: (516) 683-4100
                                                                 --------------


                                 Not applicable
                                ----------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K
                           ---------------------------


Item 1.              Changes in Control of Registrant
                     ---------------------------------
                     Not applicable.

Item 2.              Acquisition or Disposition of Assets
                     -------------------------------------
                     Not applicable.

Item 3.              Bankruptcy or Receivership
                     --------------------------
                     Not applicable.

Item 4.              Changes in Registrant's Certifying Accountant
                     ---------------------------------------------
                     Not applicable.

Item 5.              Other Events
                     ------------
                     Not applicable.

Item 6.              Resignations of Registrant's Directors
                     --------------------------------------
                     Not applicable.

Item 7.              Financial Statements and Exhibits
                     ---------------------------------
                     (a) No financial statements of businesses acquired are required.

                     (b)  No pro forma financial information is required.

                     (c) Attached as exhibits are two news releases regarding the Company's offering of Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM) Units), consisting of a trust preferred security and a warrant to purchase Company stock.

Item 8.              Change in Fiscal Year
                     ---------------------
                     Not applicable.

Item 9.              Regulation FD Disclosure
                     ------------------------
                     On October 28, 2002, the Company announced that it proposes to raise approximately $240 million through an offering of Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM) Units), which consist of a trust preferred security, issued by a trust formed by the Company, and a warrant to purchase Company common stock. On the same date, the Company also announced the pricing of the units.



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                                    SIGNATURE
                                    ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 29, 2002                     NEW YORK COMMUNITY BANCORP, INC.
----------------
      Date


                                     /s/ Joseph R. Ficalora
                                     -------------------------------------------
                                     Joseph R. Ficalora
                                     President and Chief Executive Officer




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                                  EXHIBIT INDEX



99.1 News release dated October 28, 2002 announcing the Company's offering of Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM) Units), which consist of a trust preferred security, issued by a trust formed by the Company, and a warrant to purchase Company common stock.

99.2 News release dated October 28, 2002 announcing the pricing of the BONUSES(SM) Units.


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